SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 20, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-S12)


                    Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                     333-57481         75-2006294
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)                   File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                   55437
 (Address of Principal                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 5Other Events.

      The consolidated balance statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1998, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.           Description

1                       23                    Consent of
                                              PricewaterhouseCoopers
                                              LLP, independent auditors of
                                              Financial Security Assurance
                                              Inc. with respect to the
                                              Residential Funding Mortgage
                                              Securities I, Inc. Mortgage
                                              Pass-Through Certificates,
                                              Series 1999-S12


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                               By:    /s/ Randy Van Zee
                               Name:  Randy Van Zee
                               Title: Vice President


Dated: May 20, 1999

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                               By:
                               Name:  Randy Van Zee
                               Title: Vice President


Dated: May 20, 1999

                                 EXHIBIT INDEX


             Item 601(a) of                                 Sequentially
Exhibit     Regulation S-K                                  Numbered
Number      Exhibit No.             Description             Page

1                 23             Accountant's Consent

                                   EXHIBIT 1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. relating to the Mortgage Pass-Through Certificates, Series 1999-S12 of our report dated January 26, 1999 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts".



                                          /s/PricewaterhouseCoopers LLP
                                          PricewaterhouseCoopers LLP

May 20, 1999


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